As filed with the Securities and Exchange Commission on January 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21499

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Dividend Advantage Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                            Washington, DC 20036-1800
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2004

NEUBERGER BERMAN
DIVIDEND ADVANTAGE
FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

CONTENTS

THE FUND

CHAIRMAN'S LETTER                               1

PORTFOLIO COMMENTARY/
PERFORMANCE HIGHLIGHTS                          2

SCHEDULE OF INVESTMENTS/
TOP TEN EQUITY HOLDINGS                         7

FINANCIAL STATEMENTS                           10

FINANCIAL HIGHLIGHTS/
PER SHARE DATA                                 21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                         23

DIVIDEND REINVESTMENT PLAN                     24

DIRECTORY                                      26

DIRECTORS AND OFFICERS                         27

PROXY VOTING POLICIES AND PROCEDURES;
OTHER INFORMATION                              34

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Dividend Advantage Fund Inc., which commenced operations on March 30, 2004. The report includes a portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period ending October 31, 2004.

The Fund seeks high total return, comprising high current income (a portion of which may be qualified dividend income) and capital appreciation. Securities in the portfolio that meet the requirements for qualified dividend income are taxed at the same federal tax rates applicable to long-term capital gains, which can create a favorable tax situation for shareholders.

The Fund is built on a foundation of fundamental research. An Asset Allocation Committee takes responsibility for allocating assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department, and real estate company securities--a structure that we believe provides shareholders with an added level of confidence.

Thank you for entrusting your hard-earned assets to Neuberger Berman. Let me assure you that we will work hard every day to preserve and grow your capital.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
DIVIDEND ADVANTAGE FUND INC.


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC.
"Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C) 2004 Neuberger Berman Management Inc. All rights reserved.

DIVIDEND ADVANTAGE FUND INC. PORTFOLIO COMMENTARY

From its inception on March 25, 2004 through the report period ending October 31, 2004, the Neuberger Berman Dividend Advantage Fund Inc. (AMEX: NDD) had a total return based on Net Asset Value (NAV) of 11.83%, compared to gains of 4.72% and 10.23% for the S&P 500 Index and the NAREIT Equity REIT Index, respectively, over the same time period. The Fund has only been open for a short time, but we are pleased with its performance thus far.

Over recent periods, investor focus appears to have shifted toward lower risk, higher quality companies and market sectors. This shift, in part, may be attributable to expectations for an easing in the substantial rate of corporate earnings increases and economic growth that has prevailed since 2002, and a growing preference for exposure to less aggressive, more stable return opportunities. Since early 2003, when the maximum federal tax rate on qualifying dividends was lowered to 15%, investor interest in dividend-paying stocks has substantially increased, as has the willingness of corporate managements to increase, or initiate, dividend payouts.

As of October 31, 2004, dividend-paying equity securities comprised approximately half of the portfolio's net assets. Within this portion of the portfolio, Utilities, Energy and Industrials stocks were the largest contributors to overall performance. Financials, Health Care and Consumer Staples detracted the most from total return.

Since the Fund's inception at the end of March, REIT securities, which comprise the other half of the portfolio, also performed well, primarily due to improving economic conditions, a benign interest rate environment, and improving real estate fundamentals. As the economy gained traction, demand and occupancy levels for commercial real estate also improved. In addition, investors continued to emphasize companies with visible earnings, which benefited the REIT market.

Within the REIT industry, regional malls, shopping centers, and industrial properties did particularly well. Retailers performed well, as they continued to expand, causing occupancy and rent levels to increase. Healthy consumer spending levels also contributed to retailers' strong performance. Industrial REITs generated good returns primarily due to core improvements in parts of the U.S. economy. Within the REIT portion of the portfolio, industrial and retail properties contributed positively to performance. As we look out to 2005, we anticipate continued improvement in the U.S. economy and improving fundamentals for most types of real estate, albeit with expectations for higher interest rates.

We believe that the Fund's combination of general equity securities and real estate company securities can provide attractive current income as well as the potential for capital appreciation. Its distinctive structure capitalizes on Neuberger Berman's strengths in bottom-up stock selection and asset allocation among the different portfolio segments. We thank you for your confidence in us and look forward to serving you in the future.

Sincerely,


                       NEUBERGER BERMAN DIVIDEND ADVANTAGE
                                    FUND INC.
                           ASSET ALLOCATION COMMITTEE

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

CUMULATIVE TOTAL RETURN (Life of Fund as of October 31, 2004)

                          DIVIDEND ADVANTAGE FUND
                           AMEX TICKER SYMBOL NDD
NAV(1)                                      11.83%
MARKET PRICE(2)                             (3.33%)
INCEPTION DATE                         03/25/2004

INDUSTRY DIVERSIFICATION
(% OF INDUSTRY HOLDINGS)

Aerospace                                    3.3%
Apartments                                  11.2
Banking & Financial                         14.8
Basic Materials                              1.0
Building Materials                           2.1
Commercial Services                          1.2
Community Centers                            5.8
Consumer Discretionary                       4.3
Cosmetics                                    2.0
Diversified                                  9.4
Energy                                       7.6
Food & Beverage                              3.3
Health Care                                  8.1
Industrial                                   3.9
Lodging                                      3.2
Office                                      18.7
Office-Industrial                            5.5
Publishing & Broadcasting                    3.1
Regional Malls                              11.3
Retail                                       1.1
Self Storage                                 2.2
Software                                     0.9
Telecommunications                           3.4
Transportation                               2.2
Utilities                                   10.5
Short-Term Investments                      17.9
Liabilities, less cash, receivables and
other assets                               (58.0)

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1.   Return based on Net Asset Value ("NAV") of the Fund.

2.   Return based on price of Fund shares on the American Stock Exchange.

3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2010. Please see the notes to the financial statement for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance for the Fund would be lower.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

GLOSSARY OF INDICES

           S&P 500 INDEX:   The S&P 500 Index is widely regarded as the
                            standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

NAREIT EQUITY REIT INDEX:   Tracks the performance of all Equity REITs
                            currently listed on the New York Stock Exchange, the NASDAQ National Market System and the
                            American Stock Exchange. REITs are classified as
                            Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

                   This page has been left blank intentionally

                                               NEUBERGER BERMAN OCTOBER 31, 2004

SCHEDULE OF INVESTMENTS DIVIDEND ADVANTAGE FUND INC.

[SIDENOTE]

TOP TEN EQUITY HOLDINGS

   HOLDING                                 %
1  Bedford Property Investors            4.8

2  Glimcher Realty Trust                 3.0

3  Felcor Lodging Trust                  3.0

4  Mack-Cali Realty                      2.8

5  Apartment Investment & Management     2.7

6  Tanger Factory Outlet Centers         2.5

7  Duke Energy                           2.5

8  ChevronTexaco Corp.                   2.3

9  Pennsylvania REIT                     2.3

10  V. F. Corp.                          2.3

                                                         MARKET VALUE +
NUMBER OF SHARES                                      (000'S OMITTED)
COMMON STOCKS (129.7%)

AEROSPACE (3.3%)
       12,500   General Dynamics                           $    1,277
       47,400   Lockheed Martin                                 2,611
                                                           ----------
                                                                3,888

APARTMENTS (10.1%)
       52,100   Apartment Investment &
                  Management                                    1,911
       24,000   BRE Properties                                    958
       18,000   Camden Property Trust                             817
       32,500   Equity Residential                              1,084
       64,300   Home Properties                                 2,646
       62,200   Post Properties                                 1,996
      125,600   United Dominion Realty Trust                    2,648
                                                           ----------
                                                               12,060

BANKING & FINANCIAL (14.8%)
       29,000   Bank of America                                 1,299
       26,700   Citigroup Inc.                                  1,185
       50,600   Fifth Third Bancorp                             2,489
       12,000   Freddie Mac                                       799
       35,900   Hartford Financial
                  Services Group                                2,099^^
       26,400   Lincoln National                                1,156
      113,000   Luminent Mortgage Capital                       1,300
       70,200   Nationwide Financial Services                   2,429
       58,200   Northern Trust                                  2,476
       51,600   Wachovia Corp.                                  2,539
                                                           ----------
                                                               17,771

BASIC MATERIALS (1.0%)
       11,700   Rio Tinto                                       1,244

BUILDING MATERIALS (2.1%)
       80,500   York International                              2,563

COMMERCIAL SERVICES (1.2%)
       50,000   Capital Trust                                   1,463

COMMUNITY CENTERS (5.6%)
       38,000   Developers Diversified Realty                   1,588^^
       51,800   Heritage Property
                  Investment Trust                              1,584
        9,000   Regency Centers                                   440
       64,100   Tanger Factory Outlet Centers                   3,029
                                                           ----------
                                                                6,641

CONSUMER DISCRETIONARY (4.3%)
      140,600   Mattel Inc.                                     2,462^^
       50,500   V. F. Corp.                                     2,718
                                                           ----------
                                                                5,180

COSMETICS (2.0%)
       47,000   Procter & Gamble                                2,405

DIVERSIFIED (9.4%)
       48,700   Colonial Properties Trust                  $    1,898^^
       42,500   Cooper Industries Class A                       2,716
       52,300   Crescent Real Estate Equities                     837
       77,200   General Electric                                2,634@@
       29,000   iStar Financial                                 1,201
       29,500   Vornado Realty Trust                            1,983^^
                                                           ----------
                                                               11,269

ENERGY (7.6%)
       52,400   ChevronTexaco Corp.                             2,780
       29,700   ConocoPhillips                                  2,504
      108,000   Enterprise Products Partners                    2,490^^
       20,300   Kinder Morgan                                   1,307
                                                           ----------
                                                                9,081

FOOD & BEVERAGE (3.3%)
       75,000   Archer-Daniels-Midland                          1,453
       47,400   Diageo PLC ADR                                  2,549
                                                           ----------
                                                                4,002

HEALTH CARE (5.9%)
       61,500   Abbott Laboratories                             2,622
       35,000   Health Care Property Investors                    974
       29,800   Health Care REIT                                1,073
       90,000   Ventas, Inc.                                    2,421
                                                           ----------
                                                                7,090

INDUSTRIAL (3.9%)
       29,900   Dover Corp.                                     1,174
       66,000   EastGroup Properties                            2,338
       31,000   First Industrial Realty Trust                   1,197
                                                           ----------
                                                                4,709

OFFICE (18.7%)
       74,900   Arden Realty                                    2,553
       53,000   Brandywine Realty Trust                         1,559
       72,800   CarrAmerica Realty                              2,346
       81,100   CRT Properties                                  1,797
       80,400   Equity Office Properties Trust                  2,261
       72,300   Glenborough Realty Trust                        1,518
       60,600   Highwoods Properties                            1,504
      141,000   HRPT Properties Trust                           1,578
       64,300   Kilroy Realty                                   2,556
       75,400   Mack-Cali Realty                                3,330
       38,600   Prentiss Properties Trust                       1,389
                                                           ----------
                                                               22,391

OFFICE--INDUSTRIAL (2.9%)
       91,600   Bedford Property Investors                      2,634^^
       20,200   Liberty Property Trust                            819
                                                           ----------
                                                                3,453

See Notes to Schedule of Investments

                                                         MARKET VALUE +
NUMBER OF SHARES                                      (000'S OMITTED)
PUBLISHING & BROADCASTING (3.1%)
       16,200   McGraw-Hill Cos.                           $    1,397
       75,000   R.R. Donnelley                                  2,359
                                                           ----------
                                                                3,756

REGIONAL MALLS (10.2%)
       30,200   CBL & Associates Properties                     1,980
       90,500   Glimcher Realty Trust                           2,337
       39,600   Macerich Co.                                    2,366
       68,300   Pennsylvania REIT                               2,769^^
       46,500   Simon Property Group                            2,712^^
                                                           ----------
                                                               12,164

RETAIL (1.1%)
       71,800   Pier 1 Imports                                  1,289

SELF STORAGE (2.2%)
       19,500   Extra Space Storage                               270
       23,100   Shurgard Storage Centers                          917
       30,000   Sovran Self Storage                             1,172
       18,000   U-Store-It Trust                                  301
                                                           ----------
                                                                2,660

SOFTWARE (0.9%)
       40,000   Microsoft Corp.                                 1,120

TELECOMMUNICATIONS (3.4%)
      124,400   Sprint Corp.                                    2,606
       55,800   Vodafone Group ADR                              1,439
                                                           ----------
                                                                4,045

TRANSPORTATION (2.2%)
       41,000   Union Pacific                                   2,582

UTILITIES (10.5%)
       64,400   Cinergy Corp.                                   2,545^^
       38,600   Dominion Resources                              2,483
      121,100   Duke Energy                                     2,971^^
       33,000   Exelon Corp.                                    1,307
       55,550   ONEOK, Inc.                                     1,490
       29,600   TXU Corp.                                       1,812
                                                           ----------
                                                               12,608

TOTAL COMMON STOCKS
(COST $143,863)                                               155,434
                                                           ----------

PREFERRED STOCKS (10.4%)

APARTMENTS (1.1%)
       51,500   Apartment Investment &
                  Management, Ser. U                            1,270

COMMUNITY CENTERS (0.2%)
       12,000   Developers Diversified Realty,
                  Ser. I                                          310

DIVERSIFIED (0.0%)
        2,000   Capital Automotive REIT,
                  Ser. B                                   $       52

HEALTH CARE (2.2%)
      102,000   LTC Properties, Ser. F                          2,620

LODGING (3.2%)
      147,500   Felcor Lodging Trust, Ser. A                    3,585
       10,000   Host Marriott, Ser. E                             274
                                                           ----------
                                                                3,859

OFFICE--INDUSTRIAL (2.6%)
      125,000   Bedford Property Investors,
                  Ser. B                                        3,125

REGIONAL MALLS (1.1%)
       50,000   Glimcher Realty Trust, Ser. G                   1,270

TOTAL PREFERRED STOCKS
(COST $12,190)                                                 12,506
                                                           ----------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (17.9%)
$  19,215,500   N&B Securities Lending
                  Quality Fund, LLC                            19,216++
    2,171,204   Neuberger Berman Institutional Cash
                  Fund Trust Class                              2,171@
                                                           ----------

TOTAL SHORT-TERM INVESTMENTS
(COST $21,387)                                                 21,387#
                                                           ----------

TOTAL INVESTMENTS (158.0%)
(COST $177,440)                                               189,327##
Liabilities, less cash,
  receivables and other assets
  [(14.2%)]                                                   (16,966)
Liquidation Value of Auction
  Market Preferred Shares
  [(43.8%)]                                                   (52,500)
                                                           ----------

TOTAL NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS (100.0%)                               $  119,861
                                                           ----------

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Dividend Advantage Fund Inc. ("the Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Directors of the Fund (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#    At cost, which approximates market value.
## At October 31, 2004, the cost of investments for U.S. Federal income tax purposes was $177,450,000. Gross unrealized appreciation of investments was $13,205,000 and gross unrealized depreciation of investments was $1,328,000, resulting in net unrealized appreciation of $11,877,000, based on cost for U.S. Federal income tax purposes.
@@ All or a portion of this security is segregated as collateral for interest rate swap contracts.
@ Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.
^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment company complex, the Quality Fund may be considered an affiliate of the Fund. (see Notes A and E of Notes to Financial Statements)

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                           DIVIDEND
NEUBERGER BERMAN                                                                                          ADVANTAGE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                                       FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                           $       167,940
     Affiliated issuers                                                                                      21,387
===================================================================================================================
                                                                                                            189,327
     Dividends and interest receivable                                                                          424
-------------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                           4,269
===================================================================================================================
Total Assets                                                                                                194,020
===================================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                    19,216
     Due to custodian                                                                                         1,582
-------------------------------------------------------------------------------------------------------------------
     Dividends payable--preferred shares                                                                         19
     Interest rate swaps, at market value (Note A)                                                              665
-------------------------------------------------------------------------------------------------------------------
     Payable for offering costs (Note A)                                                                         19
     Payable to investment manager--net (Notes A & B)                                                            55
-------------------------------------------------------------------------------------------------------------------
     Payable to administrator (Note B)                                                                           35
     Accrued expenses and other payables                                                                         68
===================================================================================================================
TOTAL LIABILITIES                                                                                            21,659
===================================================================================================================
AUCTION MARKET PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
     4,800 shares authorized; 2,100 shares issued and outstanding
     $.0001 par value; $25,000 liquidation value per share (Note A)                                          52,500
===================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                               $       119,861
===================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                                                 $       108,639
     Undistributed net investment income (loss)                                                                  11
-------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                                     (11)
     Net unrealized appreciation (depreciation) in value of investments                                      11,222
===================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                               $       119,861
===================================================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,995,200 SHARES AUTHORIZED)                                   5,805
===================================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                        $         20.65
===================================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                                $        18,578
===================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                           $       156,053
     Affiliated issuers                                                                                      21,387
===================================================================================================================
TOTAL COST OF INVESTMENTS                                                                           $       177,440
===================================================================================================================

See Notes to Financial Statements

                             NEUBERGER BERMAN FOR THE PERIOD FROM MARCH 30, 2004
                                (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2004

STATEMENT OF OPERATIONS

                                                                                                           DIVIDEND
NEUBERGER BERMAN                                                                                          ADVANTAGE
(000'S OMITTED)                                                                                                FUND
INVESTMENT INCOME
INCOME:
Dividend income--unaffiliated issuers                                                               $         2,947
Interest income (Note A)                                                                                         26
-------------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                                           36
Income from securities loaned-affiliated issuer (Note A)                                                          3
-------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                                                 (13)
===================================================================================================================
Total income                                                                                                  2,999
===================================================================================================================

EXPENSES:
Investment management fee (Notes A & B)                                                                         499
Administration fee (Note B)                                                                                     208
-------------------------------------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                                                      45
Audit fees                                                                                                       23
-------------------------------------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                                               10
Custodian fees (Note B)                                                                                          53
-------------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                                     14
Insurance expense                                                                                                 1
-------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                       15
Shareholder reports                                                                                              20
-------------------------------------------------------------------------------------------------------------------
Stock transfer agent fees                                                                                        22
Miscellaneous                                                                                                     5
===================================================================================================================
Total expenses                                                                                                  915

Investment management fee waived (Notes A & B)                                                                 (170)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                 (14)
===================================================================================================================
Total net expenses                                                                                              731
===================================================================================================================
Net investment income                                                                                         2,268
===================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                                     544
     --------------------------------------------------------------------------------------------------------------
     Interest rate swap contracts                                                                              (233)
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                                      11,887
     Interest rate swap contracts                                                                              (665)
     --------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                               11,533
===================================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
     Net investment income                                                                                     (305)
     ==============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS   $        13,496
===================================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         DIVIDEND ADVANTAGE FUND
                                                                                      -----------------------------
                                                                                                        PERIOD FROM
                                                                                                     MARCH 30, 2004
                                                                                                      (COMMENCEMENT
                                                                                                  OF OPERATIONS) TO
NEUBERGER BERMAN                                                                                        OCTOBER 31,
(000'S OMITTED)                                                                                                2004
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                                        $         2,268
Net realized gain (loss) on investments                                                                         311
-------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                          11,222
===================================================================================================================

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                                          (163)
===================================================================================================================
Net realized gain on investments                                                                                (45)
-------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                                           (97)
===================================================================================================================
Total distributions to preferred shareholders                                                                  (305)
===================================================================================================================
Net increase (decrease) in net assets applicable to common shareholders resulting
     from operations                                                                                         13,496
===================================================================================================================

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                                         1,861
===================================================================================================================
Net realized gain on investments                                                                               (510)
-------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                                        (1,112)
===================================================================================================================
Total distributions to common shareholders                                                                   (3,483)
===================================================================================================================

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial capitalization (Note D)                                                               100
Net proceeds from issuance of common shares                                                                 110,548
-------------------------------------------------------------------------------------------------------------------
Payments for preferred shares offering costs                                                                   (800)
Total net proceeds from capital share transactions                                                          109,848
===================================================================================================================
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders                                     119,861
===================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                                              --
===================================================================================================================
End of period                                                                                       $       119,861
===================================================================================================================
Undistributed net investment income (loss) at end of period                                         $            11
===================================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS DIVIDEND ADVANTAGE FUND INC.

       NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until March 30, 2004, other than matters relating to its organization and the sale on March 8, 2004 of 5,236 shares of common stock for $100,008 ($19.10 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

       The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

       Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

       As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

       The tax character of distributions paid during the period ended October 31, 2004 were as follows:

                                                            DISTRIBUTIONS PAID FROM:
                                      ---------------------------------------------------------------------
                                                              LONG-TERM       TAX RETURN
                                      ORDINARY INCOME      CAPITAL GAIN       OF CAPITAL             TOTAL
                                         $  2,386,586        $  193,309        1,208,557      $  3,788,452

       As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                       UNDISTRIBUTED    UNDISTRIBUTED        UNREALIZED             LOSS
                            ORDINARY        LONG-TERM      APPRECIATION    CARRYFORWARDS
                              INCOME             GAIN    (DEPRECIATION)    AND DEFERRALS             TOTAL
                                $  -             $  -     $  11,240,925             $  -     $  11,240,925

       The difference between book basis and tax basis distributable earnings are primarily due to timing differences on dividend payments, wash sales and income recognized on interest rate swaps.

5 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay quarterly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, and distributions paid on preferred shares. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized capital gains and paid-in-capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that a distribution will consist solely of net investment income and realized capital gains. During the fiscal year ended October 31, 2004, the Fund's distributions included a return of capital. The actual return of capital for the calendar year 2004 will be reported to Fund shareholders on IRS Form 1099. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

       The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of investment income, long-term capital gains, and return of REIT capital but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the Statement of Operations since the information is not available from the REITs until after the Fund's fiscal year-end. The character of distributions paid to shareholders, as disclosed within the Statement of Changes, is based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Form 1099s received to date.

       After calendar year-end, REITs often recharacterize the nature of the distributions paid during that year, frequently with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, the Fund adjusts to actual, estimates previously recorded. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

       Subsequent to October 31, 2004, the Fund on November 15, 2004 declared a distribution to common shareholders in the amount of $0.30 per share payable December 15, 2004, to shareholders of record on November 26, 2004, with an ex-dividend date of November 23, 2004.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 REDEEMABLE PREFERRED SHARES: On March 4, 2004, the Fund re-classified 4,800 unissued shares of capital stock as Series A Auction Market Preferred Shares and Series B Auction Market Preferred Shares ("AMPS"). On June 28, 2004, the Fund issued 1,050 Series A AMPS and 1,050 Series B AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

       Except when the Fund has declared a special rate period, dividends to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS and every 28 days for Series B AMPS. Dividend rates are reset every 7 days for Series A AMPS and every 28 days for Series B AMPS based on the results of an auction, except during special rate periods. For the period ended October 31, 2004, dividend rates ranged from 1.53% to 1.90% for Series A and 1.55% to 1.94% for Series B AMPS. The Fund declared dividends to preferred shareholders for the period November 1, 2004 to November 30, 2004 of $43,016 and $43,821 for Series A and Series B AMPS, respectively.

       The Fund may redeem AMPS, in whole or in part, on the second business day preceding any dividend payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay dividends on AMPS for two consecutive years.

9 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that the Fund's investment manager has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap agreements, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

       Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

       Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. At October 31, 2004, the Fund had outstanding interest rate swap contracts as follows:

                                                               RATE TYPE
                                                      ---------------------------
                                                      FIXED-RATE        VARIABLE-
                                                        PAYMENTS             RATE          ACCRUED
                                                            MADE         PAYMENTS     NET INTEREST       UNREALIZED        TOTAL
       SWAP                NOTIONAL     TERMINATION       BY THE      RECEIVED BY       RECEIVABLE     APPRECIATION         FAIR
       COUNTER PARTY         AMOUNT            DATE         FUND      THE FUND(1)        (PAYABLE)   (DEPRECIATION)        VALUE
       Merrill Lynch   $ 40,000,000   July 16, 2008        3.818%         1.88875%      $ (30,011)      $ (635,300)  $  (665,311)

       (1) 30 day LIBOR (London Interbank Offered Rate)

10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Fund's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the

       Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended October 31, 2004, the Fund paid Neuberger $878 under the Agreement.

       The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

11 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12     TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
       INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same board members as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the period from March 30, 2004 to October 31, 2004, management fees waived on the Cash Fund amounted to $3,651. For the period from March 30, 2004 to October 31, 2004, income earned on this investment amounted to $35,952 and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

13 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.04 per share. The costs incurred by Management were approximately $531,958. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offering and amounted to $232,209.

       Additionally, estimated offering costs of $275,000 and a sales load of $525,000 incurred through the issuance of AMPS were charged as a reduction of common stock paid-in-capital at the completion of the Fund's AMPS offerings.

       As of October 31, 2004, total offering costs of $18,841 remain payable by the Fund.

14 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500

       Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of Fund shares may fluctuate more due to economic, legal, cultural, or technological developments affecting the United States real estate industry or a segment of the real estate industry in which the fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

15 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

       NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
       AFFILIATES:

       The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

       Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                       FISCAL PERIOD OR YEAR ENDED                  % OF AVERAGE
                               OCTOBER 31,                      DAILY MANAGED ASSETS
               -------------------------------------------------------------------------
                               2004 - 2008                              0.20
                                  2009                                  0.14
                                  2010                                  0.07

       Management has not agreed to waive any portion of its fees beyond October 31, 2010.

       For the period ended October 31, 2004, such waived fees amounted to $166,187.

       The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

       Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

       The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the period ended October 31, 2004, the impact of this arrangement was a reduction of $13,789.

       The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $64.

       In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

       In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the AMPS Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA rating on the AMPS. `Discounted Value' refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at a rate depending on their rating. The Fund pays a fee to State Street, as Fund sub-administrator, for the preparation of this report.

       NOTE C--SECURITIES TRANSACTIONS:

       During the period ended October 31, 2004, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $187,982,428 and $31,727,915, respectively.

       During the period ended October 31, 2004, brokerage commissions on securities transactions amounted to $299,040, of which Neuberger received $730, Lehman received $58,926, and other brokers received $239,384.

       NOTE D--CAPITAL:

       At October 31, 2004, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                                COMMON SHARES          COMMON SHARES
                                                  OUTSTANDING     OWNED BY NEUBERGER
                                                    5,805,236                 5,236

       Transactions in common shares for the period from March 30, 2004 to October 31, 2004 were as follows:

                                           COMMON SHARES ISSUED IN CONNECTION WITH:
                                           UNDERWRITERS' EXERCISE   REINVESTMENT OF
                 INITIAL          INITIAL       OF OVER-ALLOTMENT     DIVIDENDS AND   NET INCREASE IN COMMON
          CAPITALIZATION  PUBLIC OFFERING                  OPTION     DISTRIBUTIONS       SHARES OUTSTANDING
                   5,236        5,800,000                       -                 -                5,805,236

       NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                                INCOME FROM
                                                                                                                INVESTMENTS
                                                          GROSS                   BALANCE OF                  IN AFFILIATED
                                     BALANCE OF       PURCHASES           GROSS  SHARES HELD          VALUE         ISSUERS
                                    SHARES HELD             AND       SALES AND  OCTOBER 31,    OCTOBER 31,     INCLUDED IN
       NAME OF ISSUER         MARCH 30, 2004(1)       ADDITIONS      REDUCTIONS         2004           2004    TOTAL INCOME
       N&B Securities
         Lending Quality
         Fund, LLC**                          0   1,792,036,800   1,772,821,300   19,215,500  $  19,215,500  $        2,891
       Neuberger Berman
         Institutional Cash
         Fund Trust Class***                  0      96,066,854      93,895,650    2,171,204      2,171,204          35,952
                                                                                              -------------  --------------
       Total                                                                                  $  21,386,704  $       38,843

       (1)  The date investment operations commenced.

       * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

       ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

       *** Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS DIVIDEND ADVANTAGE FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.~

                                                                                                      PERIOD FROM
                                                                                                  MARCH 30, 2004^
                                                                                                   TO OCTOBER 31,
                                                                                                             2004
                                                                                                  ---------------
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                                                      $    19.10
                                                                                                       ----------

INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                                                  .39
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                             1.99

COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                                                                        (.03)
NET CAPITAL GAINS                                                                                            (.00)
TAX RETURN OF CAPITAL                                                                                        (.02)
                                                                                                       ----------
TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                                                (.05)
                                                                                                       ----------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                                           2.33
                                                                                                       ----------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                                                                        (.32)
NET CAPITAL GAINS                                                                                            (.09)
TAX RETURN OF CAPITAL                                                                                        (.19)
                                                                                                       ----------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                                                   (.60)
                                                                                                       ----------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                                                    (.04)
ISSUANCE OF PREFERRED SHARES                                                                                 (.14)
                                                                                                       ----------
TOTAL CAPITAL CHARGES                                                                                        (.18)
                                                                                                       ----------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                                            $    20.65
                                                                                                       ----------
COMMON SHARE MARKET VALUE, END OF PERIOD                                                               $    18.69
                                                                                                       ----------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                                                +11.83%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                                                    -3.33%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)                              $    119.9
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)         $     52.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS#                             1.14%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS+++                             1.12%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                              3.47%*

RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS                                                                          .47%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS                                                                         3.00%*
PORTFOLIO TURNOVER RATE                                                                                        28%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                                            $   82,086

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS DIVIDEND ADVANTAGE FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                  PERIOD ENDED
                                   OCTOBER 31,
                                       2004(1)
                                          1.38%

(1)  Period from March 30, 2004 to October 31, 2004.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to AMPS outstanding.

~    Computed using an average number of shares outstanding during the period.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of Neuberger Berman Dividend Advantage Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Dividend Advantage Fund Inc., (the "Fund") as of October 31, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the period from March 30, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Dividend Advantage Fund Inc. at October 31, 2004, the results of its operations, changes in its net assets, and its financial highlights for the period from March 30, 2004 (commencement of operations) to October 31, 2004, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
December 3, 2004

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1221

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

                                               NEUBERGER BERMAN OCTOBER 31, 2004

DIRECTORS AND OFFICERS (UNAUDITED)

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC. The Statement of Additional Information for each Fund includes additional information about fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
    NAME, AGE, ADDRESS (1)                                                          OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                PRINCIPAL OCCUPATION(S) (2)                 DIRECTOR         FUND COMPLEX BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS I

INDEPENDENT FUND DIRECTORS*

Faith Colish (69)             Counsel, Carter Ledyard & Milburn LLP (law firm)           41        Director, American Bar
Director                      since October 2002; formerly, Attorney-at-Law and                    Retirement Association (ABRA)
                              President, Faith Colish, A Professional                              since 1997 (not-for-profit
                              Corporation, 1980 to 2002.                                           membership association).

C. Anne Harvey (67)           Consultant, C. A. Harvey Associates, since June            41        President, Board of
Director                      2001; formerly, Director, AARP, 1978 to December                     Associates to The National
                              2001.                                                                Rehabilitation Hospital's
                                                                                                   Board of Directors since
                                                                                                   2002; formerly, Member,
                                                                                                   Individual Investors Advisory
                                                                                                   Committee to the New York
                                                                                                   Stock Exchange Board of
                                                                                                   Directors, 1998 to June 2002;
                                                                                                   formerly, Member, American
                                                                                                   Savings Education Council's
                                                                                                   Policy Board (ASEC),
                                                                                                   1998-2000; formerly, Member,
                                                                                                   Executive Committee, Crime
                                                                                                   Prevention Coalition of
                                                                                                   America, 1997-2000.

Cornelius T. Ryan (72)        Founding General Partner, Oxford Partners and              41        Director, Capital Cash
Director                      Oxford Bioscience Partners (venture capital                          Management Trust (money
                              partnerships) and President, Oxford Venture                          market fund), Naragansett
                              Corporation.                                                         Insured Tax-Free Income Fund,
                                                                                                   Rocky Mountain Equity Fund,
                                                                                                   Prime Cash Fund, several
                                                                                                   private companies and
                                                                                                   QuadraMed Corporation
                                                                                                   (NASDAQ).

Peter P. Trapp (59)           Regional Manager for Atlanta Region, Ford Motor            41        None.
Director                      Credit Company since August 1997; formerly,
                              President, Ford Life Insurance Company, April 1995
                              until August 1997.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
    NAME, AGE, ADDRESS (1)                                                          OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                PRINCIPAL OCCUPATION(S) (2)                 DIRECTOR         FUND COMPLEX BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (45)        Executive Vice President, Neuberger Berman Inc.            41        Director and Vice President,
Chief Executive Officer,      (holding company) since 1999; Head of Neuberger                      Neuberger & Berman Agency,
Director and Chairman of      Berman Inc.'s Mutual Funds and Institutional                         Inc. since 2000; formerly,
the Board                     Business since 1999; President and Director, NB                      Director, Neuberger Berman
                              Management since 1999; Executive Vice President,                     Inc. (holding company) from
                              Neuberger Berman since 1999; formerly, Principal,                    October 1999 through March
                              Neuberger Berman from 1997 until 1999; formerly,                     2003.
                              Senior Vice President, NB Management from 1996
                              until 1999.

                                                            CLASS II

INDEPENDENT FUND DIRECTORS*

John Cannon (74)              Consultant. Formerly, Chairman, CDC Investment             41        Independent Trustee or
Director                      Advisers (registered investment adviser),                            Director of three series of
                              1993-January 1999; formerly, President and Chief                     OppenheimerFunds: Limited
                              Executive Officer, AMA Investment Advisors, an                       Term New York Municipal Fund,
                              affiliate of the American Medical Association.                       Rochester Fund Municipals,
                                                                                                   and Oppenheimer Convertible
                                                                                                   Securities Fund, since 1992.

Barry Hirsch (71)             Attorney-at-Law. Formerly, Senior Counsel, Loews           41        None.
Director                      Corporation (diversified financial corporation) May
                              2002 until April 2003; formerly, Senior Vice
                              President, Secretary and General Counsel, Loews
                              Corporation.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
    NAME, AGE, ADDRESS (1)                                                          OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                PRINCIPAL OCCUPATION(S) (2)                 DIRECTOR         FUND COMPLEX BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)          General Partner, Seip Investments LP (a private            41        Director, H&R Block, Inc.
Director                      investment partnership); formerly, President and                     (financial services company)
                              CEO, Westaff, Inc. (temporary staffing), May 2001                    since May 2001; Director,
                              to January 2002; Senior Executive at the Charles                     Forward Management, Inc.
                              Schwab Corporation from 1983 to 1999, including                      (asset management) since
                              Chief Executive Officer, Charles Schwab Investment                   2001; formerly, Director,
                              Management, Inc. and Trustee, Schwab Family of                       General Magic (voice
                              Funds and Schwab Investments from 1997 to 1998 and                   recognition software) 2001
                              Executive Vice President-Retail Brokerage, Charles                   until 2002; formerly,
                              Schwab Investment Management from 1994 to 1997.                      Director, E-Finance
                                                                                                   Corporation (credit
                                                                                                   decisioning services)
                                                                                                   1999-2003; formerly,
                                                                                                   Director, Save-Daily.com
                                                                                                   (micro investing services)
                                                                                                   1999-2003; Director, Offroad
                                                                                                   Capital Inc. (pre-public
                                                                                                   internet commerce company).

DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (64)          Executive Vice President and Chief Investment              41        Director, Dale Carnegie and
President and Director        Officer, Neuberger Berman Inc. (holding company)                     Associates, Inc. (private
                              since 2002 and 2003, respectively; Executive Vice                    company) since 1998;
                              President and Chief Investment Officer, Neuberger                    Director, Emagin Corp.
                              Berman since 2002 and 2003, respectively; Director                   (public company) since 1997;
                              and Chairman, NB Management since December 2002;                     Director, Solbright, Inc.
                              formerly, Executive Vice President, Citigroup                        (private company) since 1998;
                              Investments, Inc. from September 1995 to February                    Director, Infogate, Inc.
                              2002; formerly, Executive Vice President, Citigroup                  (private company) since 1997;
                              Inc. from September 1995 to February 2002.                           Director, Broadway Television
                                                                                                   Network (private company)
                                                                                                   since 2000.

                                                           CLASS III

INDEPENDENT FUND DIRECTORS*

Walter G. Ehlers (71)         Consultant; Retired President and Trustee, Teachers        41        None.
Director                      Insurance & Annuity (TIAA) and College Retirement
                              Equities Fund (CREF).

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
    NAME, AGE, ADDRESS (1)                                                          OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                PRINCIPAL OCCUPATION(S) (2)                 DIRECTOR         FUND COMPLEX BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)         Marcus Nadler Professor Emeritus of Finance and            41        Director, DEL Laboratories,
Director                      Economics, New York University Stern School of                       Inc. (cosmetics and
                              Business.                                                            pharmaceuticals) since 1978;
                                                                                                   Director, The Caring
                                                                                                   Community (not-for-profit).

Howard A. Mileaf (67)         Retired. Formerly, Vice President and Special              41        Director, WHX Corporation
Director                      Counsel, WHX Corporation (holding company)                           (holding company) since
                              1993-2001.                                                           August 2002; Director,
                                                                                                   Webfinancial Corporation
                                                                                                   (holding company) since
                                                                                                   December 2002; Director,
                                                                                                   State Theatre of New Jersey
                                                                                                   (not-for-profit theater)
                                                                                                   since 2000; formerly,
                                                                                                   Director, Kevlin Corporation
                                                                                                   (manufacturer of microwave
                                                                                                   and other products).

William E. Rulon (72)         Retired. Formerly, Senior Vice President,                  41        Director, Pro-Kids Golf and
Director                      Foodmaker, Inc. (operator and franchiser of                          Learning Academy (teach golf
                              restaurants) until January 1997.                                     and computer usage to "at
                                                                                                   risk" children) since 1998;
                                                                                                   formerly, Director, Prandium,
                                                                                                   Inc. (restaurants) from March
                                                                                                   2001 until July 2002.

Candace L. Straight (57)      Private investor and consultant specializing in the        41        Director, The Proformance
Director                      insurance industry; formerly, Advisory Director,                     Insurance Company (personal
                              Securitas Capital LLC (a global private equity                       lines property and casualty
                              investment firm dedicated to making investments in                   insurance company) since
                              the insurance sector) 1998 until December 2002.                      March 2004; Director,
                                                                                                   Providence Washington
                                                                                                   (property and casualty
                                                                                                   insurance company) since
                                                                                                   December 1998; Director,
                                                                                                   Summit Global Partners
                                                                                                   (insurance brokerage firm)
                                                                                                   since October 2000.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
    NAME, AGE, ADDRESS (1)                                                          OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
    AND POSITION WITH FUND                PRINCIPAL OCCUPATION(S) (2)                 DIRECTOR         FUND COMPLEX BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Edward I. O'Brien* (76)       Formerly, Member, Investment Policy Committee,             41        Director, Legg Mason, Inc.
Director                      Edward Jones 1993-2001; President, Securities                        (financial services holding
                              Industry Association ("SIA") (securities industry's                  company) since 1993;
                              representative in government relations and                           formerly, Director, Boston
                              regulatory matters at the federal and state levels)                  Financial Group (real estate
                              1974-1992; Adviser to SIA, November 1992-November                    and tax shelters) 1993-1999.
                              1993.

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)

                                               POSITION AND
  NAME, AGE, AND ADDRESS (1)              LENGTH OF TIME SERVED (2)                           PRINCIPAL OCCUPATION(S)
----------------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)             Secretary since 2002                         Vice President-Mutual Fund Board Relations, NB
                                                                                 Management since 2000; Vice President,
                                                                                 Neuberger Berman since 2002 and employee since
                                                                                 1999; formerly, Vice President, NB Management
                                                                                 from 1986 to 1999; Secretary, fourteen
                                                                                 registered investment companies for which NB
                                                                                 Management acts as investment manager and
                                                                                 administrator (four since 2002, three since
                                                                                 2003, and four since 2004).

Robert Conti (48)                   Vice President since 2002                    Senior Vice President, Neuberger Berman since
                                                                                 2003; formerly, Vice President, Neuberger
                                                                                 Berman from 1999 until 2003; Senior Vice
                                                                                 President, NB Management since 2000; formerly,
                                                                                 Controller, NB Management until 1996; formerly,
                                                                                 Treasurer, NB Management from 1996 until 1999;
                                                                                 Vice President, fourteen registered investment
                                                                                 companies for which NB Management acts as
                                                                                 investment manager and administrator (three since
                                                                                 2000, four since 2002, three since 2003, and four
                                                                                 since 2004).

Brian J. Gaffney (51)               Vice President since 2002                    Managing Director, Neuberger Berman since 1999;
                                                                                 Senior Vice President, NB Management since
                                                                                 2000; formerly, Vice President, NB Management
                                                                                 from 1997 until 1999; Vice President, fourteen
                                                                                 registered investment companies for which NB
                                                                                 Management acts as investment manager and
                                                                                 administrator (three since 2000, four since
                                                                                 2002, three since 2003, and four since 2004).

Sheila R. James (39)                Assistant Secretary since 2002               Employee, Neuberger Berman since 1999;
                                                                                 Employee, NB Management from 1991 to 1999;
                                                                                 Assistant Secretary, fourteen registered
                                                                                 investment companies for which NB Management
                                                                                 acts as investment manager and administrator
                                                                                 (seven since 2002, three since 2003, and four
                                                                                 since 2004).

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                               POSITION AND
  NAME, AGE, AND ADDRESS (1)              LENGTH OF TIME SERVED (2)                           PRINCIPAL OCCUPATION(S)
----------------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)                    Assistant Secretary since 2003               Employee, Neuberger Berman since 1999;
                                                                                 Employee, NB Management from 1993 to 1999;
                                                                                 Assistant Secretary, fourteen registered
                                                                                 investment companies for which NB Management
                                                                                 acts as investment manager and administrator
                                                                                 (ten since 2003 and four since 2004).

John M. McGovern (34)               Assistant Treasurer since 2002               Vice President, Neuberger Berman since January
                                                                                 2004; Employee, NB Management since 1993;
                                                                                 Assistant Treasurer, fourteen registered
                                                                                 investment companies for which NB Management
                                                                                 acts as investment manager and administrator
                                                                                 (seven since 2002, three since 2003, and four
                                                                                 since 2004).

Barbara Muinos (45)                 Treasurer and Principal Financial            Vice President, Neuberger Berman since 1999;
                                    and Accounting Officer since                 formerly, Assistant Vice President, NB
                                    2002                                         Management from 1993 to 1999; Treasurer and
                                                                                 Principal Financial and Accounting Officer,
                                                                                 fourteen registered investment companies for
                                                                                 which NB Management acts as investment manager
                                                                                 and administrator (seven since 2002, three
                                                                                 since 2003, and four since 2004); formerly,
                                                                                 Assistant Treasurer, three registered investment
                                                                                 companies for which NB Management acts as
                                                                                 investment manager and administrator from 1996
                                                                                 until 2002.

Frederic B. Soule (58)              Vice President since 2002                    Senior Vice President, Neuberger Berman since
                                                                                 2003; formerly, Vice President, Neuberger
                                                                                 Berman from 1999 until 2003; formerly, Vice
                                                                                 President, NB Management from 1995 until 1999;
                                                                                 Vice President, fourteen registered investment
                                                                                 companies for which NB Management acts as
                                                                                 investment manager and administrator (three
                                                                                 since 2000, four since 2002, three since 2003,
                                                                                 and four since 2004).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

CHANGES TO THE BYLAWS

On September 21, 2004, the Board adopted an amendment to the Bylaws of the Fund stating that directors are elected by the vote of a majority of the outstanding shares entitled to vote on the matter.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTICE TO SHAREHOLDERS (UNAUDITED)

For Neuberger Berman Dividend Advantage Fund, 43.70% of dividends distributed during the fiscal year ended October 31, 2004 qualifies for the dividends received deduction for corporate shareholders.

For the fiscal year ended October 31, 2004, Neuberger Berman Dividend Advantage Fund Inc. designates $1,034,873 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the fund's distributions during the calendar year 2004 will be reported in conjunction with Form 1099-DIV.

                   This page has been left blank intentionally

[NEUBERGER BERMAN LOGO]
                                             A LEHMAN BROTHERS COMPANY

                                             NEUBERGER BERMAN MANAGEMENT INC.
                                             605 Third Avenue 2nd Floor
                                             New York, NY 10158-0180
                                             INTERNAL SALES & SERVICES
                                             877.461.1899

                                             www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.


                                              [GRAPHIC] EO100  12/04

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Dividend Advantage Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 11(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant. Since the Registrant commenced operations within the past year, it only has fees for the last fiscal year.

(a) Audit Fees
    ----------

The aggregate fees billed for the last fiscal year for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for the last fiscal year were $49,750 for 2004.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant in the last fiscal year for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0 for 2004.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for 2004.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant in the last fiscal year for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 for 2004. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% of these services provided by E&Y for 2004, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for 2004.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant in the last fiscal year for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for 2004.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for 2004.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant for the last fiscal year of the Registrant were $8,700 for 2004.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant were $256,050 for 2004.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Registrant and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Registrant's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Registrant's compliance with legal and regulatory requirements that relate to the Portfolios' accounting and financial reporting, internal controls and independent audits; (d) to approve prior to appointment the engagement of the Registrant's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Registrant's independent auditors; and (e) to act as a liaison between the Registrant's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Cornelius
T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)   A copy of the Code of Ethics is filed as Exhibit 11(a)(1).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Dividend Advantage Fund Inc.


By:     /s/ Peter E. Sundman
      ----------------------
        Peter E. Sundman
        Chief Executive Officer

Date:  January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:     /s/ Peter E. Sundman
      ----------------------
        Peter E. Sundman
        Chief Executive Officer

Date:  January 7, 2005



By:     /s/ Barbara Muinos
      --------------------
         Barbara Muinos
         Treasurer and Principal Financial
         and Accounting Officer

Date:  January 7, 2005